Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of May 21, 2007, by and among TWEEN BRANDS, INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as hereinafter defined), the LENDERS (as hereinafter defined), and NATIONAL CITY BANK, in its capacity as sole lead arranger and administrative agent for the Lenders (in its capacity as administrative agent, hereinafter referred to the “Agent”), FIFTH THIRD BANK, as syndication agent, BANK OF AMERICA, N.A., as documentation agent, and LASALLE BANK NATIONAL ASSOCIATION, as managing agent.
Background
     The parties hereto are parties to that Credit Agreement, dated as of October 28, 2005, as amended by that First Amendment to Credit Agreement and Consent dated as of June 16, 2006, among the parties hereto (the “Credit Agreement”), and desire to amend certain terms thereof as set forth herein.
     The Borrower has requested an amendment to Section 7.02(i), Dividends and Restricted Payments, of the Credit Agreement and, upon the terms and conditions hereinafter set forth, the Lenders desire to consent thereto and amend the Credit Agreement to permit this change.
Operative Provisions
     NOW THEREFORE, incorporating the above-defined terms herein and in consideration of the foregoing, the parties hereto hereby agree as follows:
Article I
Consent and Amendments
     1.01 Defined Terms; References. Terms not otherwise defined in this Second Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Second Amendment, “including” is not a term of limitation and means “including without limitation.” Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and similar references contained in the Credit Agreement and each reference to “this Agreement” and similar references contained in the Credit Agreement shall, after the Effective Date (as defined hereinafter), refer to the Credit Agreement as amended hereby.
     1.02 Amendment of Credit Agreement; Consent.
     (a) Amendment of Section 7.02(i). Upon the Effective Date, Section 7.02(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     [7.02](i) Dividends and Restricted Payments. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests or on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except
(i) any dividends or other distributions payable to another Loan Party,
(ii) any dividends on or redemptions or repurchases of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests provided that at the time of any such dividend, redemption, or repurchase, no Event of Default shall exist or result from such dividend, redemption, or repurchase.

Article II
Representations and Warranties
     As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Lenders as follows:
     2.01 Authorization. The execution and delivery by the Loan Parties of this Second Amendment, and the performance by each Loan Party of its respective obligations hereunder have been duly authorized by all necessary respective corporate proceedings on the part of each Loan Party. On the date of Borrower’s execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.
     2.02 Valid and Binding. This Second Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Second Amendment or the Credit Agreement as amended hereby, may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
     2.03 No Conflicts. Neither the execution and delivery of this Second Amendment nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.
     2.04 No Defaults. After giving effect to the amendment made herein: (i) no Event of Default has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.
Article III
Effect, Effectiveness, Consent of Guarantors
     3.01 Effectiveness. This Second Amendment shall become effective as of the date (the "Effective Date”) on which the Agent shall have received from each of the Borrower, the other Loan Parties, and the Required Lenders a counterpart hereof signed by such party or facsimile or other written or electronic confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof.
     3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof as of the Effective Date, and this Second Amendment and the Credit Agreement shall thereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall thereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control and amend any such irrevocably inconsistent provisions of the Credit Agreement.

     3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Second Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in the Guaranty Agreement and each other Loan Document given by it in connection therewith.
Article IV
Miscellaneous
     4.01 Credit Agreement. Except as amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.
     4.02 Counterparts, Telecopy Signatures. This Second Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Second Amendment by such party.
     4.03 Governing Law. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Ohio without regard to its conflict of laws principles.
     4.04 Severability. If any provision of this Second Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Second Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Second Amendment are and shall be severable.
     4.05 Lenders’ Consent. Each Lender, by its execution hereof, hereby consents to this Second Amendment pursuant Section 10.01 of the Credit Agreement.
[SIGNATURE PAGES FOLLOW]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year first above written.
[SIGNATURE PAGE 1 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

TWEEN BRANDS, INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

GUARANTORS:

AMERICAN FACTORING, INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

FLORET, LLC

By: /s/ Kevin R. Schockling

Name: Kevin R. Schockling
Title: Secretary

JUSTICE STORES, LLC

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

LT HOLDING, INC.

By: /s/ Ronald Robinson

Name: Ronald Robinson
Title: President and CEO

[SIGNATURE PAGE 2 OF 8 SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

TWEEN BRANDS IMPORT CORP.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS DIRECT SERVICES INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS AGENCY, INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS DIRECT, LLC

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS PURCHASING, INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS STORE PLANNING, INC.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

[SIGNATURE PAGE 3 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

MISH MASH, LLC

By: /s/ Michael W. Rayden

Name: Michael W. Rayden
Title: Chairman and CEO

TOO GC, LLC

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS SERVICE CO.

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

TWEEN BRANDS INVESTMENT, LLC

By: /s/ Leo Doran

Name: Leo Doran
Title: VP Loss Prevention

TOO IMPORT, LLP

By: /s/ Kenneth T. Stevens

Name: Kenneth T. Stevens
Title: President and COO, Secretary and Treasurer

[SIGNATURE PAGE 4 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

NATIONAL CITY BANK, individually and as Agent

By: /s/ Joseph L. Kwasny

Name: Joseph L. Kwasny
Title: Senior Vice President

[SIGNATURE PAGE 5 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

FIFTH THIRD BANK

By: /s/ Brent M. Jackson

Name: Brent M. Jackson
Title: Vice President

[SIGNATURE PAGE 6 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

BANK OF AMERICA, N.A.

By: /s/ David C. Storer

Name: David C. Storer
Title: Vice President

[SIGNATURE PAGE 7 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Kimberly Dennis

Name: Kimberly Dennis
Title: First Vice President

[SIGNATURE PAGE 8 OF 8 TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

CITICORP USA, INC.

By: /s/ Chris Murphy

Name: Chris Murphy
Title: Vice President